UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2015

First Horizon National Corporation

(Exact name of registrant as specified in its charter)

TN (State or other Jurisdiction of Incorporation)	001-15185 (Commission File Number)	62-0803242 (IRS Employer Identification Number)

165 Madison Avenue Memphis, TN (Address of Principal Executive Offices)		38103 (Zip Code)

Registrant’s telephone number, including area code: (901) 523-4444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

Furnished as Exhibit 99.1 is a copy of First Horizon National Corporation’s (“First Horizon”) Debt Investor Presentation, dated October 20, 2015.

Exhibit 99.1 speaks as of the date thereof and First Horizon does not assume any obligation to update in the future the information therein.

Item 8.01.  Other Events.

Filed as Exhibit 99.2 is a copy of selected information derived from First Horizon’s Third Quarter 2015 Financial Supplement.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits
Exhibit #	Description
99.1	Debt Investor Presentation, dated October 20, 2015.
99.2	Selected information derived from Third Quarter 2015 Financial Supplement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation
(Registrant)

By:	/s/ William C. Losch III
Name:	William C. Losch III
Title:	Executive Vice President and Chief Financial Officer

Date: October 23, 2015

EXHIBIT INDEX

99.1	Debt Investor Presentation, dated October 20, 2015.
99.2	Selected information derived from Third Quarter 2015 Financial Supplement.